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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 3, 2006
                        (Date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602
                           ---------------------------


          MINNESOTA                                        41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
      of incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 3, 2006, the Compensation Committee of the Board of Directors of ATS Medical, Inc. (the "Company") approved a $100,000 cash bonus to be paid to Michael D. Dale, the Company's President and Chief Executive Officer. The Compensation Committee approved the cash bonus in recognition of Mr. Dale's many accomplishments in the last two years, including rebuilding the executive team, increasing mechanical heart valve revenues, expanding the Company's product offerings, and, most recently, negotiating, executing and closing the acquisition of 3F Therapeutics, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATS MEDICAL, INC.




                                               By:  /s/ Michael D. Dale
                                                    ----------------------------
                                                    Michael D. Dale
                                                    Chief Executive Officer

Date:  November 9, 2006